Significant acquisitions and disposition	12 Months Ended
Oct. 31, 2023
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Significant acquisitions and disposition

Note 6 Significant acquisitions and disposition
Acquisitions
HSBC Bank Canada
On November 29, 2022, we entered into an agreement to acquire 100% of the common shares of HSBC Bank Canada (HSBC Canada) for an all-cash purchase price of $13.5 billion. HSBC Canada is a premier Canadian personal and commercial bank focused on globally connected clients. We will also purchase all of the existing preferred shares and subordinated debt of HSBC Canada held directly or indirectly by HSBC Holdings plc at par value ($2.1 billion as of September 30, 2023).
The agreement includes a locked box mechanism under which HSBC Canada’s earnings from June 30, 2022 to the closing date accrue to RBC and will be reflected in the acquired net assets on closing. Relatedly, we will pay an additional amount that accrues from August 30, 2023 to the closing date, which is calculated based on the all-cash purchase price for the common shares of HSBC Canada and the Canadian Overnight Repo Rate Average.
The transaction is expected to close in the first calendar quarter of 2024 and is subject to the satisfaction of customary closing conditions, including regulatory approvals. The results of the acquired business will be consolidated from the date of close.
Wealth Management
On September 27, 2022, we completed the acquisition of 100% of the issued share capital of Brewin Dolphin Holdings PLC (RBC Brewin Dolphin) via our subsidiary, RBC Wealth Management (Jersey) Holdings Limited. RBC Brewin Dolphin provides discretionary wealth management services in the U.K., Ireland and the Channel Islands. RBC Brewin Dolphin’s business gives us a platform to significantly transform our wealth management business in the U.K., Ireland and the Channel Islands, and provides us with the opportunity to position the combined businesses as a premier integrated wealth management provider to private and institutional clients.
Total consideration of £1,591 million ($2,341 million) as of the date of close consisted of £1,564 million ($2,302 million) in cash, as well as amounts related to share based compensation. Our purchase price allocation assigned $3,279 million to assets and $938 million to liabilities, including customer relationship intangible assets of $1,292 million and goodwill of $913 million, which is allocated to our International Wealth Management and Global Asset Management CGUs and is not deductible for tax purposes. Goodwill reflects the expected synergies from the combined businesses and the expected growth of the Wealth Management segment.
The results of the acquisition have been consolidated from the date of close and included in our Wealth Management segment.
Disposition
Wealth Management
On July 3, 2023, we completed the previously announced sale of the European asset servicing activities of RBC Investor Services
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and its associated Malaysian centre of excellence to CACEIS, the asset servicing banking group of Crédit Agricole S.A. and Banco Santander, S.A. As a result of the transaction, we recorded a pre-tax gain on disposal of $69 million in Non-Interest income within the Wealth Management segment ($77 million after-tax). The completion of the sale of the business of the U.K. branch of RBC Investor Services Trust and the RBC Investor Services business in Jersey remains subject to customary closing conditions, including regulatory approvals. The disposal group consists of $2.6 billion of assets, primarily consisting of cash and due from banks, and $2.6 billion of liabilities, primarily consisting of deposits, and remains classified as held-for-sale, presented in Other assets and Other liabilities, respectively.